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                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                  FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported):  MAY 30, 1997




                        SALIVA DIAGNOSTIC SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)




        DELAWARE                    0-21284                91-1549305
(State or other jurisdiction  (Commission File Number    (IRS Employer
       of incorporation)                                Identification No.)



    11719 NE 95TH STREET                              (360) 696-4800
    VANCOUVER, WA  98682
(Address of principal executive offices)       (Registrant's telephone number,
                                                   including area code)


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                        SALIVA DIAGNOSTIC SYSTEMS, INC.
                                  FORM 8-K
                                    INDEX



ITEM     DESCRIPTION                                       PAGE

4        Changes in Registrant's Certifying Accountant       2

         Signatures                                          3

         Exhibit A                                           4

                                       1

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


    On May 30, 1997 Saliva Diagnostic Systems, Inc. (the "Company") dismissed its independent accountants, Hollander, Gilbert & Co. Such dismissal was recommended and approved by the Company's Board of Directors, and ratified by the Company's shareholders at the Company's annual meeting of shareholders held on May 30, 1997.

    The audit reports of Hollander, Gilbert & Co. on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, but were modified as to uncertainty of the Company to continue as a going concern. During fiscal years 1996 and 1995 and the subsequent interim period during which Hollander, Gilbert & Co. served as the Company's independent public accountants, there were no disagreements with Hollander, Gilbert & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not satisfied to Hollander, Gilbert & Co.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. In addition, the there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during fiscal years 1996 and 1995 and the subsequent interim period during which Hollander, Gilbert & Co. served as the Company's independent public accountants.

    Also on May 30, 1997, the Company engaged Arthur Andersen LLP to be its independent auditors. The Company did not consult with Arthur Andersen LLP at any time prior to its engagement regarding the application of accounting principles to a completed or contemplated specified transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Prior to engaging Arthur Andersen LLP, the Company did not receive any written or oral advice from Arthur Andersen LLP on accounting, auditing, or financial reporting issues.

    A copy of the disclosures made herein have been provided to Hollander, Gilbert & Co. The response of Hollander, Gilbert & Co., indicating agreement with such disclosures, is attached to this report as Exhibit A.


                                       2

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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on the 2nd day of June 1997.




                                            SALIVA DIAGNOSTIC SYSTEMS, INC.


                                            By /S/ KENNETH J. McLACHLAN
                                              -------------------------
                                               Kenneth J. McLachlan
                                               President and Chief Executive
                                               Officer and Director
                                               (Principal Executive and
                                               Financial Officer)


                                       3

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                                                 EXHIBIT A




Securities and Exchange Commission, Mail Stop 9-5 Washington, DC  20549


Dear Sirs/Madams:


    We have read Item 4 of the Form 8-K of Saliva Diagnostic Systems, Inc. as filed with the Securities and Exchange Commission on May 30, 1997, and agree with the statements made in paragraph 2.



Hollander, Gilbert & Co.
Los Angeles, California
May 30, 1997

                                       4